PICTET INTERNATIONAL SMALL COMPANIES FUND
One Exchange Place Boston, Massachusetts 02109


Prospectus - January 2, 1996

	Panorama Trust, a Massachusetts business trust (the "Trust"), is a no-load, diversified, open-end management investment company which currently offers shares of two series, one of which is the Pictet International Small Companies Fund (the "Fund").
The investment objective of the Fund is to provide long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of companies located outside the United States with small market capitalizations. The net asset value of the Fund will fluctuate. Shares of the Fund are subject to investment risks, including the possible loss of principal.

	This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional
Information ("SAI") containing additional information about the Fund has been filed with the Securities and Exchange Commission. The SAI, dated January 2, 1996, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. A copy of the SAI may be obtained, without charge, by calling the Trust at 514-288-0253.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.




EXPENSES OF THE FUND

	The following table illustrates the expenses and fees expected to be incurred by the Fund for the current fiscal year.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases		NONE
Sales Load Imposed on Reinvested Dividends		NONE
Deferred Sales Load		NONE
Redemption Fees		NONE
Exchange Fees		NONE

Annual Fund Operating Expenses
(as a percentage of average net assets)

Investment Advisory Fees (after waiver)*		.80%
Other Expenses		.40%
Total Operating Expenses (after waiver)*		1.20%
_________________________________
*	The Investment Adviser has voluntarily agreed to waive its
fees to the extent
necessary to assure that  	the total ordinary operating
expenses do not exceed
1.20% of the Fund's average daily net assets.  	Without such
voluntary waiver,
investment advisory fees and total operating expenses would be
1.00% 	and 1.40% of
the Fund's average daily net assets, respectively.

	The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in the Fund will bear directly or indirectly.
"Other Expenses" is based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than such estimates. For further information concerning the Fund's expenses see "Investment Adviser" and "Administrative Services."

	The following example illustrates the estimated expenses that an investor in the
Fund would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. As noted in the above table, the Fund charges no redemption fees of any kind.

	1 Year 	3 Years

	$12	$38

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
PAST OR FUTURE EXPENSES OR PERFORMANCE. THE ABOVE FIGURES ARE
ESTIMATES ONLY.  ACTUAL EXPENSES MAY BE GREATER OR LESSER
THAN THOSE SHOWN.


INVESTMENT OBJECTIVE AND POLICIES

	The investment objective of the Fund is to provide long-term growth of capital.
The Fund seeks to achieve this objective by investing primarily in equity securities of companies located outside the United States ("U.S.") with small market capitalizations.
Under normal conditions at least 65% of the Fund's total assets will be invested in equity securities of smaller capitalization companies (i.e., companies with individual market capitalization below $1 billion at time of investment) located in at least three countries other than the U.S. "Equity securities," as used in this Prospectus, refers to common stock, preferred stock, investment company shares, convertible securities, warrants or rights to subscribe to or purchase such securities, American Depositary Receipts ("ADRs"),
European Depositary Receipts ("EDRs") and Global Depositary
Receipts ("GDRs").

	The Fund will invest primarily in securities of issuers whose market capitalizations would place them (at the time of purchase) in the same size range as companies in approximately the lowest 20% by total market capitalization of companies that have equities listed on a U.S. national securities exchange or traded in the NASDAQ system. Based on recent U.S. share prices, these companies will typically have individual market capitalizations below $1 billion (although the Fund will be allowed to invest in larger capitalization companies that satisfy the Fund's size standard). Because the Fund is permitted to apply the U.S. size standard on an international basis, it may invest in companies that might rank above the lowest 20% by total market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization. Determinations as to eligibility will be made by the Fund's Adviser, Pictet
International Management Limited (the "Adviser"), based on publicly available information and inquiries made to the companies. See "Risk Factors" for a discussion of the nature of information publicly available for non-U.S. companies.

	The Adviser will determine the amount of the Fund's assets to be invested in each country and the markets within that country. Such allocations will be based on its assessment of where opportunities for long-term capital growth are expected to be most attractive. When making this determination, the Adviser will evaluate key factors such as current liquidity, capacity constraints, direction of interest rates and market valuations.
The Adviser will invest in quality, growth-oriented smaller companies while maintaining a diversified approach to reduce stock specific risk. The Adviser employs a "top-down" approach in its assessment of countries, regions and currencies, but it is essentially driven by the "bottom-up" approach in stock selection. Generally, such stock selection is based on the Adviser's proprietary data base of approximately 4,000 companies and comprehensive universe of about 10,000 companies, in more than 40 different countries, and company visits by research analysts and investment managers. The Adviser utilizes a proprietary model to determine asset/country allocation which includes variables such as macroeconomic factors and general equity and fixed income valuation measures. In the search for quality smaller company stocks that are relatively inexpensive, the key criteria are strong balance sheets, surplus net income, profitability ratios above market/sector average and reasonable valuations.

	The Adviser believes that investing internationally in smaller company stocks can, over the long-term, produce superior returns but with increased risks. See " Risk Factors" for a discussion of these risks. Small capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and such growth rates may in turn result in more rapid share price appreciation. Investors should be aware that although the
Fund diversifies across more investment types than most mutual funds, no one mutual fund can provide a complete investment program for all investors. There can be no assurance that the Fund will achieve its investment objective.

	The Fund may invest up to 35% of its total assets in equity securities which do not meet its small company criteria and in debt securities (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least Baa by Moody's Investors Services, Inc.'s ("Moody's") or BBB by
Standard & Poor's Ratings Group ("S&P") or are unrated debt securities deemed to be of comparable quality by the Adviser. Securities with the lowest rating in the investment grade category (i.e., Baa by Moody's or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. Certain debt securities can provide the potential for long-term growth of capital based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds can provide the potential for long-term growth of capital through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.
However, there can be no assurances that debt securities or convertible bonds will provide long-term growth of capital.

	When deemed appropriate by the Adviser, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.
These investment
techniques are described below and under the heading "Investment Objective and Policies" in the SAI. When the Adviser believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in high-quality money market securities denominated in U.S. dollars or in the currency of any foreign country.
See "Investment Techniques-Temporary Investments."

	In addition, the Fund may enter into forward foreign currency exchange contracts and reverse repurchase agreements and may utilize forward foreign currency exchange contracts as a hedge against changes resulting from market conditions and exchange rates.


INVESTMENT TECHNIQUES

	Temporary Investments. As determined by the Adviser, when market conditions warrant, the Fund may invest up to 100% of its total assets in the following high-quality
(that is, rated Prime-1 by Moody's or A-1 or better by S&P or, if unrated, of comparable quality as determined by the Adviser) money market securities, denominated in U.S.
dollars or in the currency of any foreign country, issued by entities organized in the United
States or any foreign country; short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities.

	Repurchase Agreements. The Fund may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by its
Adviser. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). Under normal circumstances, however, the Fund will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of its total assets to be subject to repurchase agreements. Under the
Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered to be loans collateralized by the underlying securities. The Fund would generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

	Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Fund is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The use of reverse repurchase agreements involves certain risks. For example, the other party to the agreement may default on its obligation or become insolvent and unable to deliver the securities to the Fund at a time when the value of the securities has increased. Reverse repurchase agreements also involve the risk that the Fund may not be able to establish its right to receive the underlying securities.

	"When Issued," "Delayed Settlement," and "Forward Delivery"
Securities. The
Fund may purchase and sell securities on a "when issued," "delayed settlement" or
"forward delivery" basis. "When issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due.
Delayed settlement is a term
used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Fund in a when issued, delayed settlement or forward delivery transaction until the Fund receives payment or delivery from the other party to the transaction. The Fund will maintain a separate account of cash or liquid high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although the Fund receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

	The Fund will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Fund engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of speculation. The Fund's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and the Fund will only sell securities on such a basis to offset securities purchased on such a basis.

	Borrowing. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks. However, the Fund will not borrow money for speculative purposes.

	Depositary Receipts. The Fund may purchase sponsored or unsponsored ADRs,
EDRs and GDRs (collectively, "Depositary Receipts"). ADRs are typically issued by a
U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. For purposes of the Fund's investment policies, the Fund's investments in
Depositary Receipts will be deemed to be investments in the underlying securities.

	Privatizations. The Fund may invest in privatizations. The Fund believes that foreign government programs of selling interests in government-owned or controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

	Illiquid Securities. The Fund will not invest more than 15% of its net assets in securities that are illiquid as determined by the Adviser under the supervision of the Board of Trustees. An illiquid security is one which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the
Fund has valued the security.

	Investment Companies. The Fund may invest up to 10% of its total assets in shares of other investment companies investing in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. In addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its "pro rata" portion of the other investment company's advisory fees and other expenses. Therefore, to the extent that the Fund invests in shares of other investment companies, the Fund's shareholders will be subject to expenses of such other investment companies, in addition to expenses of the
Fund. The Fund also may incur a tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such
"passive foreign investment company" makes distributions to the Fund. See the SAI for further information.

	Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (a "forward contract") is individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund normally conducts its foreign currency exchange transaction either on a spot (i.e., cash) basis at the spot rate in the foreign currency exchange market at the time of the transaction, or through entering into forward contracts to purchase or sell foreign currencies at a future date. The Fund generally does not enter into forward contracts with terms greater than one year. The Fund will maintain a segregated account consisting of cash or liquid high grade debt securities in an amount equal to the value of currency that the Fund is required to purchase under a forward contract.

	The Fund generally enters into forward contracts only under two circumstances.
First, if the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Adviser believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted which could cause a loss to the Fund.

	Except as specified on the preceding pages and as described under "Investment
Limitations" in the SAI, the Fund's investment objective and policies are not fundamental, and the Board may change such objective and policies without shareholder approval.

RISK FACTORS

	All investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's securities, including general economic conditions, market factors and currency exchange rates. An investment in the Fund is not intended as a complete investment program.

	Small Companies. While small companies may present greater opportunities for capital appreciation, they may also involve greater risks than larger, more mature issuers.
The securities of small market capitalization companies may be more sensitive to market changes than the securities of large companies. In addition, smaller companies may have limited product lines, markets or financial resources and they may be dependent on one-person management. Further, their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

	Foreign Securities. The Fund may purchase securities of issuers located in any foreign country, consistent with its investment objective. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital. Moreover, the dividend or interest income or gain from the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Also, changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities in the Fund's portfolio which are denominated or quoted in currencies other than the U.S. dollar.
In addition, in many
countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

	There are additional risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in the Prospectus under Investment Techniques - Repurchase
Agreements, Reverse
Repurchase Agreements, "When Issued", "Delayed Settlement" and
"Forward Delivery"
Securities, and Forward Foreign Currency Exchange Contracts and under Foreign
Investments in the SAI.
PURCHASE OF SHARES

	Shares of the Fund are sold without a sales commission on a continuous basis to the Adviser (or its affiliates) or to other institutions (the "Institutions") acting on behalf of the Institution's or an affiliate's clients, at the net asset value per share next determined after receipt of the purchase order by the transfer agent. See "Valuation of Shares." The minimum initial investment for the Fund is $100,000; the minimum for subsequent investments for the Fund is $10,000. The Fund reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Adviser or the
Institutions. A prospective investor wishing to purchase shares in the Fund should contact the Adviser or his or her Institution.

	Purchase orders for shares are accepted only on days on which both the Adviser and the Federal Reserve Bank of New York are open for business.
It is the responsibility
of the Adviser or Institution to transmit orders for shares purchased to First Data Investor
Services Group, Inc. ("FDISG"), the Fund's transfer agent, and deliver required funds to
Brown Brothers Harriman & Co., the Fund's custodian, on a timely basis. Payment for
Fund shares must be made in federal funds immediately available to Brown Brothers
Harriman & Co. by 12:00 noon Eastern time on the day after the purchase order is received by the transfer agent. Shareholders should contact the Adviser for appropriate purchase/wire procedures.

	The Trust and its distributor reserve the right, in their discretion, to suspend the offering of shares of the Fund or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

	General. The issuance of shares is recorded on the books of the Trust. The transfer agent will send to each shareholder of record a statement of shares of the Fund owned after each purchase or redemption transaction relating to such shareholder. Neither the distributor, Adviser nor the Institutions are permitted to withhold placing orders to benefit themselves by a price change.


REDEMPTION OF SHARES

	Shares of the Fund may be redeemed at any time, without cost, at the net asset value of the Fund next determined after receipt of the redemption request by the transfer agent. The net asset value of redeemed shares may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Fund.
An investor wishing to redeem shares should contact the Adviser or his or her Institution.
No charge is made by the Fund for redemptions. It is the responsibility of the Adviser or
Institution to transmit promptly redemption orders to the transfer agent.

	Payment of the redemption proceeds will ordinarily be made
by wire within one
business day, but in no event more than three business days, after receipt of the order in
proper form by the transfer agent.    The Fund may suspend the
right of redemption or
postpone the date of payment at times when the New York Stock
Exchange (the
"Exchange") is closed, or under any emergency circumstances as determined by the
Securities and Exchange Commission (the "Commission"). See "Valuation of Shares" for the days on which the Exchange is closed.

	If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission.
Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.

	The Fund reserves the right, upon 30 days' written notice, to redeem an account in the Fund if the net asset value of the account's shares falls below $100,000 because of redemptions and is not increased to at least such amount within such 30-day period.


EXCHANGE OF SHARES

	Shareholders may exchange shares of the Fund for shares of other series of the
Trust based on the relative net asset values per share of the series at the time the exchange is effected. Currently, shares of the Fund may be exchanged for shares of Pictet Global
Emerging Markets Fund. No sales charge or other fee is imposed in connection with exchanges. Before requesting an exchange, shareholders should obtain and read the prospectus of the series whose shares will be acquired in the exchange. Prospectuses can be obtained by calling the Trust at (514) 288-0253.

	All exchanges are subject to applicable minimum initial and subsequent investment requirements of the series whose shares will be acquired. In addition, an exchange is permitted only between accounts that have identical registrations. Shares of a series may be acquired in an exchange only if the shares are currently being offered and are legally available for sale in the state of the shareholder's residence.

	An exchange involves the redemption of shares of the Fund and the purchase of shares of another series. Shares of the Fund will be redeemed at the net asset value per share of the Fund next determined after receipt of an exchange request in proper form.
Shareholders that are not exempt from taxation may realize a taxable gain or loss in an exchange transaction. See "Dividends, Capital Gains Distributions and Taxes."

	A shareholder wishing to exchange shares of the Fund should contact the Adviser or his or her Institution. The exchange privilege may be modified or terminated at any time subject to shareholder notification. The Trust reserves the right to limit the number of times an investor may exercise the exchange privilege.


VALUATION OF SHARES

	The net asset value of the Fund is determined by dividing the total market value of its investments and other assets, less any of its liabilities, by the total outstanding shares of the Fund. The Fund's net asset value per share is determined as of the close of regular trading on the Exchange on each day that the Adviser and Exchange is open for business and the Fund receives an order to purchase, exchange or redeem its shares. Currently the
Exchange is closed on weekends and the customary national business holidays of New
Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day (or the days on which they are observed).

	Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of the Exchange's regular trading hours on the day the valuation is made.
Generally, securities listed on a
foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the asked and bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Fund. Short term investments that mature in 60 days or less are valued at amortized cost.


DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

	The Fund normally will distribute at least annually to shareholders substantially all of its net investment income and any net realized capital gains. Undistributed net investment income is included in the Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the Fund's "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend).
Dividends paid shortly after the purchase of shares of the Fund by an investor, although in effect a return of a portion of the purchase price, are taxable to the investor. Dividends or distributions will automatically be reinvested in additional shares of the Fund at net asset value next determined after the dividend is declared.

FEDERAL TAXES

	The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

	Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net tax-exempt interest income (if any) for such taxable year. In general, the Fund's investment company taxable income will be its net investment income, including interest and dividends, subject to certain adjustments, certain net foreign currency gains, and any excess of its net short-term capital gain over its net long-term capital loss, if any, for such year. The Fund intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. Subject to the limitations prescribed in the Code, the dividends received deduction for corporations will apply to such ordinary income distributions only to the extent they are attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year.
It is anticipated that only a small part (if any) of the dividends paid by the Fund will be eligible for the dividends received deduction.

	Substantially all of the Fund's net long-term capital gain, if any, in excess of its net short-term capital loss will be distributed at least annually to its shareholders. The
Fund generally will have no tax liability with respect to such gains and the distributions will be taxable to the shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

	The impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered prior to purchasing such shares. Any dividend or distribution paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of a portion of the purchase price, is subject to tax. A taxable gain or loss may be realized by a shareholder upon redemption, exchange or transfer of shares of the Fund, depending upon the tax basis of such shares and their value at the time of redemption, exchange or transfer.

	It is expected that dividends, certain interest income and possibly certain capital gains earned by the Fund from foreign securities will be subject to foreign withholding taxes or other foreign taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of equity or debt securities of foreign corporations, the
Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder who is subject to tax will generally, subject to certain limitations under the Code, be entitled (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabilities, or (b) if deductions are itemized, to deduct such proportionate amount from U.S. income.

	Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders and paid by the Fund on December 31, in the event such dividends are paid during January of the following year.

	A 4% nondeductible excise tax is imposed under the Code on regulated investment companies that fail to currently distribute for each calendar year specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) earned in specified periods. The Fund expects that it will generally make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income for each calendar year to avoid liability for this excise tax.

	The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situations.

	The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change.

	Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

	The Fund will be required in certain cases to withhold and remit to the United
States Treasury 31% of taxable dividends (including capital gains distributions) or gross proceeds realized upon a redemption, exchange or other sale of shares paid to shareholders who are subject to this "backup withholding" because they have failed to provide a correct, certified tax payer identification number in the manner required, have received IRS Notice of their failure properly to include on their return payments of taxable interest or dividends, or have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

STATE AND LOCAL TAXES

	Shareholders may also be subject to state and local or foreign taxes on distributions from, or the value of an investment in, the Fund. A shareholder should consult with a tax adviser with respect to the tax status of an investment in or distributions from the Fund in a particular state, locality or other jurisdiction that may impose tax on the shareholder.

MANAGEMENT OF THE FUND

	The Board of Trustees has overall responsibility for the management of the Fund under the laws of the Commonwealth of Massachusetts governing the responsibilities of trustees of business trusts. The SAI identifies and provides information about the Trustees and officers of the Trust.

INVESTMENT ADVISER

	The Trust, on behalf of the Fund, has entered into an investment advisory agreement with Pictet International Management Limited. Subject to the control and supervision of the Trust's Board and in conformance with the stated investment objective and policies of the Fund, the Adviser manages the investment and reinvestment of the assets of the Fund. The Adviser's advisory and portfolio transaction services also include making investment decisions for the Fund, placing purchase and sale orders for portfolio transactions and employing professional portfolio managers and security analysts who provide research services to the Fund. The Adviser is entitled to receive from the Fund for its investment services a fee, computed daily and payable monthly, at the annual rate of
1.00% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce its fees to the extent necessary to assure that the total operating expenses of the
Fund will not exceed 1.20% of the average daily net assets of the Fund. The aggregate fees paid to the Fund's Adviser are higher than advisory fees paid by most other U.S.
investment companies. The Fund's Board believes such fees are comparable to those paid by other similar funds.

	The Adviser is an affiliate of Pictet & Cie (the "Bank"), a Swiss private bank, which was founded in 1805. As of December 31, 1995, the Bank managed in excess of
$45 billion for institutional and private clients. The Bank is owned by seven partners. The
Adviser was established in 1980 and manages institutional investment funds with a particular emphasis on the investment needs of U.S. and international institutional clients seeking to invest in the international fixed income and equity markets. Registered with the
Commission in 1981 and regulated by the Investment Management
Regulatory
Organisation, the Adviser's London office has managed international portfolios for U.S.
tax-exempt clients since 1981 and U.K. pension funds since 1984. The Adviser currently manages approximately $4 billion for more than 50 accounts.

	The Fund is managed by the following individuals:

	Jonathan Neill is a Senior Investment Manager having joint responsibility for worldwide smaller companies and emerging markets investment, with Mr. Polunin. Prior to joining the Adviser in 1990, Mr. Neill worked for two years with Mercury Asset
Management as an investment manager with specific responsibility for specialist international funds. He also spent three years managing U.K. and International Growth
Funds with Oppenheimer Fund Management.

	Douglas Polunin is a Senior Investment Manager with joint responsibility for worldwide smaller companies and emerging markets investment, working with Jonathan
Neill. Prior to joining the Adviser in 1989, Mr. Polunin spent two and a half years with the Union Bank of Switzerland in London, where he was in charge of the Discretionary
Portfolio Management section. Before this, he spent four years as an Equity Analyst with
UBS in Switzerland.

	Richard Yarlott is a Senior Investment Manager within the small companies and emerging markets team. His main responsibilities currently include asset allocation in emerging markets and securities analysis on an international basis. Prior to joining the
Adviser in 1994, Mr. Yarlott worked for over ten years in banking, strategic consulting and private investment. In 1985 he joined JP Morgan where he worked in Structured
Finance and M & A roles until 1990. He spent two years as a principal in a private investment company, and subsequently worked for Marakon Associates, a value-based consulting firm.

	Yves Kuhn is an Investment Manager within the smaller companies and emerging markets team. His main focus is on smaller companies and emerging markets within
Eastern Europe. Prior to joining the Adviser in 1994, Mr. Kuhn spent three years in consultancy, essentially concerned with the restructuring and cost saving programs of major utility and consumer goods companies.

	Richard Ormond is an Investment Manager in the smaller companies and emerging markets team. After joining the Bank in 1990 he spent two years in Geneva with responsibility for European Indexed Funds and performance analysis for the Strategic
Investment Committee. He joined the Adviser's office in 1992 and is currently responsible for the Adviser's proprietary database, analyzing smaller companies and emerging markets.


ADMINISTRATIVE SERVICES

	FDISG serves as the Trust's administrator, accounting agent and transfer agent and in that capacity supervises the Trust's day-to-day operations, other than management of the Fund's investments. FDISG, formerly known as The Shareholder Services Group,
Inc., is a wholly owned subsidiary of First Data Corporation. For its services as accounting agent, FDISG is entitled to receive a fee from the Trust computed daily and payable monthly at the annual rate of .04% of the aggregate average daily net assets of the Trust, subject to a $50,000 annual minimum from the Fund. For administrative services,
FDISG is entitled to receive $220,000 per annum from the Trust, allocated between the
Fund and other series of the Trust based on average daily net assets. In addition, for its services as transfer agent, FDISG is to be paid separate compensation.

	FDISG is located at One Exchange Place, Boston,
Massachusetts 02109.




OTHER SERVICES

	Distribution.  440 Financial Distributors, Inc. (the
"Distributor") is the principal
underwriter and distributor of shares of the Fund pursuant to a distribution agreement with the Trust. The Distributor is located at 290 Donald Lynch
Boulevard, Marlboro,
Massachusetts 01752.

	Custodian.  Brown Brothers Harriman & Co., located at 40
Water Street, Boston,
Massachusetts 02109, serves as the custodian of the Trust's assets.

	Independent Accountants. Coopers & Lybrand L.L.P., located at One Post Office
Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit its financial statements annually.

	Counsel.  Hale and Dorr serves as counsel to the Trust.

EXPENSES

	The Fund bears its own operating expenses including: taxes;
interest;
miscellaneous fees (including fees paid to Board members); Commission fees; state Blue
Sky qualification fees; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; amortization of organizational costs; investment advisory fees;
administration fees; charges of the custodian, any subcustodians and the transfer and dividend agent; certain insurance premiums; outside auditing, pricing and legal expenses;
costs of shareholders' reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions, if any, in connection with the purchase and sale of its portfolio securities.

	As discussed under "Expenses of the Fund," the Adviser has voluntarily undertaken to waive its fees as may be necessary to limit total ordinary operating expenses of the Fund to a specified percentage of the Fund's average daily net assets. The Adviser may modify or terminate this undertaking at any time.


PERFORMANCE CALCULATIONS

	The Fund may advertise or quote total return data from time to time. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

	The Fund may compare its total return to that of other investment companies with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or investments similar to the Fund. For example, the total return of the Fund may be compared to data prepared by Lipper Analytical Services, Inc.,
Morningstar, Micropal, FTA World Medium Small-Cap Ex-U.S. Index and the
International Financial Corporation Composite Index. Total return and other performance data as reported in national financial publications such as Money Magazine, Forbes,
Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance of the Fund.

	Performance quotations will represent the Fund's past performance, and should not be considered as representative of future results. Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time.
Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the Fund, portfolio maturity, operating expenses and market conditions. Any fees charged by the Adviser or institutions to their clients will not be included in the Fund's calculations of total return.


GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

	The Trust was organized as a Massachusetts business trust on May 23, 1995.
The Declaration of Trust authorizes the Trustees to classify and reclassify any unissued shares into one or more series and classes of shares. Currently, the Trust has two series, one of which is the Fund. Each series currently has only one class of shares. The Trust offers shares of beneficial interest, $.001 par value, for sale to the public. When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment policies, but will vote together on the election of
Trustees or selection of accountants. Under Massachusetts law and the Declaration of
Trust, the Trust is not required and does not currently intend to hold annual meetings of shareholders for the election of Trustees except as required under the 1940 Act. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of
Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose.
The Trustees are required to call a meeting of shareholders upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. In addition, shareholders who meet certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of such meeting.

	Shareholder inquiries should be addressed to the Trust at the address or telephone number stated on the cover page.


REPORTS

	Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.



PICTET INTERNATIONAL SMALL COMPANIES FUND

One Exchange Place
Boston, Massachusetts 02109



Prospectus
Dated January 2, 1996

Investment Adviser	Administrator and Transfer Agent

Pictet International Management Limited	First Data Investor
Services Group, Inc.
Cutlers Garden	One Exchange Place
5 Devonshire Square	Boston, MA 02109
London, United Kingdom
EC2M 4LD
	Distributor

	440 Financial Distributors, Inc.
	290 Donald Lynch Boulevard
	Marlboro, MA 01752


Table of Contents

Page	Page
Expenses of the Fund	..	2	Valuation of Shares
	9
Investment Objective and Policies		3	Dividends, Capital
Gain
Distributions and Taxes		10
Investment Techniques		4	Management of the Fund
	12
Risk Factors		7	Performance Calculations
	14
Purchase of Shares		8	General Information
	15
Redemption of Shares		8
Exchange of Shares		9

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Trust's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the
Trust or its Distributor. This Prospectus does not constitute an offering by the Trust or the Distributor in any jurisdiction in which such offering may not lawfully be made.







2






16





PICTET INTERNATIONAL SMALL COMPANIES FUND
STATEMENT OF ADDITIONAL INFORMATION
January 2, 1996


	This Statement of Additional Information is not a prospectus but should be read in conjunction with Panorama Trust's (the
"Trust") Prospectus for the Pictet International Small Companies
Fund (the "Fund") dated January 2, 1996 (the "Prospectus"). To obtain the Prospectus, please call the Trust at 514-288-0253.

	Capitalized terms used in this Statement of Additional
Information and not otherwise defined have the same meanings given to them in the Prospectus.



Table of Contents	Page

Investment Objective and Policies		2
Purchase of Shares		7
Redemption of Shares		7
Investment Limitations		7
Management of the Fund		9
Investment Advisory and Other Services		11
Distributor		12
Portfolio Transactions		12
Additional Information Concerning Taxes		12
Performance Calculations		16
General Information		17
	Appendix - Description of Ratings and U.S. Government
Securities


INVESTMENT OBJECTIVE AND POLICIES

	The following policies supplement the investment objective and policies set forth in the Prospectus:

	Repurchase Agreements. The Fund may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by its Adviser. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). Under normal circumstances, however, the Fund will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of its total assets to be subject to repurchase agreements. The Fund would generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

	The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, but the Adviser currently expects that repurchase agreements will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. The Fund's administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Adviser will consider the creditworthiness of a seller in determining whether the Fund should enter into a repurchase agreement, and the Fund will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Adviser under procedures adopted by the Board of Trustees.

	In effect, by entering into a repurchase agreement, the Fund is lending its funds to the seller at the agreed upon interest rate, and receiving securities as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

	The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Default by the seller would also expose the Fund to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.

	Repurchase agreements that do not provide for payment to the Fund within seven days after notice without taking a reduced price are considered illiquid securities.

	Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Fund is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Fund retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Fund with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by a fund under the Investment Company Act of 1940, as amended (the "1940 Act").

	The Adviser will consider the creditworthiness of the other party in determining whether the Fund will enter into a reverse repurchase agreement. Under normal circumstances the Fund will not enter into reverse repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 33 1/3% of the value of its total assets to be subject to such agreements.

	The use of reverse repurchase agreements involves certain risks. For example, the other party to the agreement may default on its obligation or become insolvent and unable to deliver the securities to the Fund at a time when the value of the securities has increased. Reverse repurchase agreements also involve the risk that the Fund may not be able to establish its right to receive the underlying securities.

	Depositary Receipts. The Fund may purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are typically issued by a U.S. bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

	Foreign Investments. International investments are subject to a variety of risks of loss beyond the risks ordinarily associated with investing in the U.S. and other mature securities markets. The discussion of risks set forth below refers to the better understood risks of investing in less developed markets but is not intended, and should not be assumed, to be a complete list of all possible risks. Although the Board of Trustees, the Adviser, and the Custodian and subcustodians each review and attempt to minimize the risks of which they are aware, and even if neither the Trustees nor any service provider to the Fund has failed to fulfill its duties to the Fund, it is entirely possible that the Fund may lose some or all of its investment in one or more securities in an emerging or politically unstable market. An example of such a loss may involve a fraud in a foreign market not reasonably preventable by the service providers, notwithstanding oversight by the Trustees and procedures of each service provider generally considered to be adequate to prevent such a fraud. In any such case, it is likely that the Fund would not be reimbursed for any such loss.

	Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit the Fund to enter into forward foreign currency exchange contracts in order to hedge its holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

	As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

	Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes on dividend and interest income and, in some cases, also tax certain capital gains. Although in some countries a portion of these taxes are reduced under applicable income tax treaties and/or are recoverable, the non-recovered portion of foreign taxes will reduce the income received or returned from foreign companies the stock or securities of which are held by the Fund.

	Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

	In addition, excess cash invested with depository institutions domiciled outside the continental United States, as with any offshore deposits, may be subject to both sovereign actions in the jurisdiction of the depository institution and sovereign actions in the jurisdiction of the currency, including but not limited to freeze, seizure, and diminution. The risk associated with the repayment of principal and payment of interest on such instruments by the institution with whom the deposit is ultimately placed will be exclusively for the Fund's account.

	Other Investment Companies. The Fund may invest up to 10% of its total assets in securities issued by other investment companies investing in securities in which the Fund can invest, provided that such investment companies invest in portfolio securities in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the 1940 Act require that the Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group;
(b) the Fund and any company or companies controlled by the Fund will not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase; and (c) the Fund will not invest more than 5% of its total assets in any one investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

	Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other securities, repurchase agreements maturing in more than seven days, certain restricted securities and securities that are otherwise not freely transferable. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Illiquid securities acquired by the Fund may include those that are subject to restrictions on transferability contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

	In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

	Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.
Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund's inability to dispose of such securities promptly or at favorable prices.

	The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security,
(ii) the number of dealers that quote prices for the security,
(iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board.

	Forward Contracts. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

	The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

	In connection with the Fund's forward contract purchases, the Fund's custodian will maintain in a segregated account cash or high grade liquid debt securities with a value equal to the amount of the Fund's purchase commitments. Segregated assets used to cover forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future regulate them, and limit the ability of the Fund to achieve potential gains from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by the Fund than if it had not entered into such contracts. The Fund generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

	While transactions in forward contracts may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any hedging positions. If the correlation between a hedging position and portfolio position which is intended to be protected is imperfect, the desired protection may not be obtained, and the Fund may be exposed to risk of financial loss.

	Perfect correlation between the Fund's hedging positions and portfolio positions may be difficult to achieve because hedging instruments in many foreign countries are not yet available. In addition, it is not possible to hedge fully against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.


PURCHASE OF SHARES

	The purchase price of shares of the Fund is the net asset value next determined after receipt of the purchase order by the transfer agent.

	The Fund and its distributor reserve the right in their sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments from time to time.


REDEMPTION OF SHARES

	The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

	No charge is made by the Fund for redemptions. Redemption proceeds may be greater or less than the shareholder's initial cost depending on the market value of the securities held by the Fund.


PORTFOLIO TURNOVER

	The portfolio turnover rate of the Fund will depend upon market and other conditions and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. Although the portfolio turnover rate may vary from year to year, the Adviser expects, during normal market conditions, that the Fund's portfolio turnover rate will not exceed 100%.


INVESTMENT LIMITATIONS

	The Fund is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. The Fund will not:

(1)	enter into commodities or commodity contracts, other than
forward contracts;

(2)	purchase or sell real estate (including real estate limited
partnership interests), although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

(3)	make loans except (i) by purchasing bonds, debentures or
similar obligations (including repurchase agreements and money market instruments, including bankers acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by entering into repurchase agreements;

(4)	purchase on margin or sell short except as specified above
in investment limitation (1);

(5)	purchase more than 10% of any class of the outstanding
voting securities of any issuer;

(6)	with respect to 75% of its total assets, invest more than 5%
of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

(7)	issue senior securities, except that the Trust or the Fund
may issue shares of more than one series or class, may borrow money in accordance with investment limitation (8) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

(8)	borrow money, except that the Fund may borrow money as a
temporary measure for extraordinary or emergency purposes and may enter into reverse repurchase agreements in an amount not exceeding 331/3% of its total assets at the time of the borrowing, provided, however, that the Fund will not make additional investments while borrowings representing more than 5% of the Fund's total assets are outstanding;

(9)	underwrite the securities of other issuers, except to the
extent that the purchase and subsequent disposition of securities may be deemed underwriting;

(10)	invest for the purpose of exercising control over management of any company; and

(11)	acquire any securities of companies within one industry if,
as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities.

	In addition, as non-fundamental policies, the Fund will not
(i) invest more than 15% of the net assets of the Fund, at the time of purchase, in securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days; (ii) pledge, mortgage, or hypothecate any of its assets to an extent greater than 15% of its total assets at fair market value, except as described in the Prospectus and this SAI, but the deposit of assets in a segregated account in connection with the purchase of securities on a when issued, delayed settlement or forward delivery basis will not be deemed to be pledges of the Fund's assets for purposes of this investment policy; (iii) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; (iv) invest more than 5% of the value of the Fund's net assets in warrants, valued at the lower of cost or market, including within that amount up to 2% of the value of the Fund's net assets warrants which are not listed on the New York or American Stock Exchange (warrants acquired by the Fund in units or attached to securities may be deemed to be without value); and (v) write or acquire options or interests in oil, gas or other mineral leases.

	With regard to non-fundamental policy (iii), the 1940 Act currently prohibits an investment company from acquiring securities of another investment company if, as a result of the transaction, the acquiring company and any company or companies controlled by it would own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring company, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquired company) having an aggregate value in excess of 10% of the value of the total assets of the acquiring company. To the extent that the Fund invests in shares of other investment companies, the Fund's shareholders will be subject to expenses of such other investment companies, in addition to expenses of the Fund. With regard to non-fundamental policy (v), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral leases, shall not be prohibited by the limitation.

	If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value of assets will not constitute a violation of such restriction, except that any borrowings by the Fund that exceed the limitation set forth in investment limitation 8 above must be reduced to meet such limitation within the period required by the 1940 Act (currently three days, not including Sundays and holidays). In addition, the Fund will limit its aggregate holdings of illiquid assets to 15% of its net assets.


MANAGEMENT OF THE FUND

Board Members and Officers. The business and affairs of the Trust are managed under the direction of its Board. The Trust's officers, under the supervision of the Board, manage the day to day operations of the Trust. The Board Members set broad policies for the Trust and choose its officers. The following is a list of the Board Members and officers of the Trust and a brief statement of their principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.


Name, Address and
Position
A
g
e

Principal Occupation
During Past Five Years


Jean G. Pilloud*,
President
and Chairman
Pictet & Cie
29, Boulevard
Georges-Favon
1204 Geneva
Switzerland

5
0

Senior Vice President of
Pictet & Cie.

Jean-Francois
Demole* , Trustee
Pictet Canada &
Company Ltd.
1800 McGill
College Avenue,
Suite 2900
Montreal, Quebec
H3A3J6
3
3

Chief Executive Officer of
Pictet (Canada) & Company
Ltd., since March 1994;
Vice President of Pictet &
Cie, December 1990 to
March 1994; Associate,
Wertheim Schroder & Co. in
the corporate finance area
from September 1988 to
September 1990.





Jeffrey P.
Somers,* Trustee
Morse, Barnes-
Brown & Pendleton
1601 Trapelo Road
Reservoir Place
Waltham, MA  02154

5
2

Officer, Director and
Stockholder of Morse,
Barnes-Brown & Pendleton
(law firm); Associate
lawyer and Partner, Gadsby
& Hannah, prior to
February 1995.

Bruce W.
Schnitzer, Trustee
Wand Partners,
Inc.
630 Fifth Avenue,
Suite 2435
New York, NY
10111
5
1

Chairman of the Board of
Wand Partners, Inc;
Director, Chartwell Re
Corporation, Life Partners
Group, Inc., PennCorp
Financial Group and
AMRESCO Inc.


David J. Callard,
Trustee
Wand Partners,
Inc.
630 Fifth Avenue,
Suite 2435
New York, NY
10111
5
7

President, Wand Partners,
Inc. since January 1991;
Director, Waverly, Inc.;
Director, Chartwell Re
Corporation. Mr. Callard
was self-employed as a
financial advisor doing
business as Callard &
Company prior to January
1991.


Patricia L.
Bickimer,
Secretary
The Shareholder
Services Group,
Inc.
One Exchange Place
Boston, MA.  02109
4
2

Vice President and
Associate General Counsel,
First Data Investor
Services Group, Inc.  Ms.
Bickimer has been employed
by First Data Investor
Services Group, Inc. since
May 1994.  She was
employed as Associate
General Counsel by The
Boston Company Advisors,
Inc. prior to May 1994.


Michael C. Kardok,
Treasurer
First Data
Investor Services
Group, Inc.
One Exchange Place
Boston, MA  02109
3
6

Vice President, First Data
Investor Services Group,
Inc. Mr. Kardok has been
employed by First Data
Investor Services Group,
Inc. since May 1994.  He
was employed by The Boston
Company Advisors, Inc. as
Vice President, Assistant
Treasurer and Financial
Manager prior to May 1994.



__________________________
* Board Members Pilloud, Demole and Somers are "interested persons" of the Trust as defined in the 1940 Act.

Remuneration of Board Members.  The Trust pays each Board member
(except those employed by the Adviser or its affiliates) an annual fee of $5,000 plus $500 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings.











	The following table sets forth the anticipated compensation to be paid to the Trustees of the Trust during the current fiscal year. No compensation is paid to any officers of the Trust by the Fund.







NAME
OF
PERSO
N AND
POSIT
ION



AGGR
EGAT
E
COMP
ENSA
TION
FROM
THE
TRUS
T
PENS
ION
OR
RETI
REME
NT
BENE
FITS
ACCR
UED
AS
PART
OF
FUND
EXPE
NSES


TOTAL
COMPENSATI
ON
FROM THE
TRUST
AND
COMPLEX
PAID
TO
TRUSTEES


David
J.
Calla
rd

Trust
ee

$7,0
00
0
$7,000

Jean-
Franc
ois
Demol
e

Trust
ee

0
0
$0

Jean
G.
Pillo
ud

Trust
ee

0
0
$0

Bruce
W.
Schni
zter

Trust
ee

$7,0
00
0
$7,000

Jeffr
ey P.
Somer
s

Trust
ee
$7,0
00
0
$7,000



INVESTMENT ADVISORY AND OTHER SERVICES

	As noted in the Prospectus, the Adviser is entitled to receive a fee from the Fund for its services, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. Currently, the Adviser has voluntarily agreed to waive its fees to the extent necessary to assure that the net operating expenses of the Fund will not exceed 1.20% of the Fund's average daily net assets. The Adviser, located at Cutlers Garden, 5 Devonshire Square, London, England EC2M 4LD, is the wholly-owned subsidiary of Pictet (Canada) and Company Ltd. ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is investment accounting, custody and securities brokerage. Pictet Canada has two general partners, Pictet Advisory Services Overseas and FINGEST, and seven limited partners, each of whom is also a partner of Pictet & Cie, a Swiss private bank founded in 1805.

	Administrative services are provided to the Trust by First Data Investor Services Group, Inc. ("FDISG"), pursuant to an administration agreement. See "Administrative Services" in the Prospectus for information concerning the substantive provisions of the administration agreement.

	Custody services are provided to the Fund by Brown Brothers
Harriman & Co.


DISTRIBUTOR

	Shares of the Fund are distributed continuously and are offered without a sales load by 440 Financial Distributors, Inc. (the "Distributor") pursuant to a distribution agreement between the Trust and the Distributor. The Distributor is a wholly owned subsidiary of FDISG.


PORTFOLIO TRANSACTIONS

	The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. The Adviser, may, however, consistent with the interests of the Fund, select brokers on the basis of the research, statistical and pricing services they provide to the Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the investment advisory agreement.
A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and the Adviser's other clients.

	Some securities considered for investment by the Fund may also be appropriate for other clients of the Adviser. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more of these other clients served by the Adviser and is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.


ADDITIONAL INFORMATION CONCERNING TAXES

	General. The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

	The Fund is treated as a separate taxable entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to elect to be treated, and to qualify each year, as a regulated investment company. Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for a taxable year. In addition, the Fund must satisfy certain requirements with respect to the source of its income for each taxable year. At least 90% of the gross income of the Fund for a taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from forward contracts) derived with respect to its business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities. Any income derived by the Fund from a partnership or trust is treated for this purpose as derived with respect to its business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

	The Fund will not be treated as a regulated investment company under the Code if 30% or more of its gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) foreign currencies (and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities. Interest (including original issue discount and accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

	In order to qualify as a regulated investment company, the Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

	Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the Fund's shares and whether such distribution is received in cash or additional Fund shares. The Fund will designate such distributions as capital gain dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale of Fund shares, if the shareholder has not held such shares for tax purposes for more than six months, any loss on the sale of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares. Losses on a redemption or other sale of shares may also be disallowed under wash sale rules if other shares of the Fund are acquired (including dividend reinvestments) within a prescribed period.

	An individual's net long-term capital gains are taxable at a maximum effective rate of 28%. Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (although surtax provisions apply at certain income levels to result in higher effective marginal rates).

	If the Fund retains net capital gain for reinvestment, the Fund may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on undistributed net capital gain, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gain as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund shares.

	If for any taxable year the Fund does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

	Foreign Taxes. Income (including, in some cases, capital gains) received from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and other qualified foreign taxes paid by it. If this election is made, each taxable shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the qualified foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). If the Fund makes this election, each shareholder will be notified within 60 days after the close of the Fund's taxable year.

	Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency gains, including currency gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to or does not make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce investment company taxable income and the distributions by the Fund will be treated as United States source income.

	The Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may also satisfy the PFIC definition. A portion of the income and gains that the Fund derives from an equity investment in a PFIC may be subject to a non-deductible federal income tax (including an interest-equivalent amount) at the Fund level. In some cases, the Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC or by making an election (if available) to mark its PFIC investments to market or by otherwise managing its PFIC investments. The Fund will endeavor to limit its exposure to the PFIC tax by any available techniques or elections. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

	Other Tax Matters. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar.
The types of transactions covered by the special rules include the following: transactions in foreign currency denominated debt instruments, foreign currency denominated payables and receivables, foreign currencies and foreign currency forward contracts. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any other gain or loss on the underlying transaction (subject to certain netting rules) and is generally, absent an election that may be available in some cases, taxable as ordinary gain or loss. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. Mark to market and other tax rules applicable to certain currency forward contracts may affect the amount, timing and character of the Fund's income, gain or loss and hence of its distributions to shareholders. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

	The Fund may recognize income currently each taxable year for Federal income tax purposes under the Code's original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, the Fund must distribute substantially all of its income to shareholders. Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

	The Fund is not liable for Massachusetts corporate excise taxes or franchise taxes and, provided that it qualifies as a regulated investment company, will not be required to pay
Massachusetts income tax.

	Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund's ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

	Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

	The foregoing discussion related solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

	Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their ax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.


PERFORMANCE CALCULATIONS

	The Fund may advertise its average annual total return. The Fund computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


	T	=	[(  ERV  )1/n - 1]
			       P

	Where:  T	=	average annual total return.
	ERV	=	ending redeemable value at the end of the period
covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

	P	=	hypothetical initial payment of  $1,000.

	n	=	period covered by the computation, expressed in
terms of years.

	The Fund computes its aggregate total return by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


	T	=	[(  ERV  ) - 1]
			       P

	The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund's average annual total return and aggregate total return do not reflect any fees charged by Institutions to their clients.




GENERAL INFORMATION

	Dividends and Capital Gain Distributions

	The Fund's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will generally avoid both income and the Federal excise tax on undistributed income and gains (see discussion under "Dividends, Capital Gain Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gain distributions cannot be predicted.

	Any dividend or distribution paid shortly after the purchase of shares of the Fund by an investor may have the effect of reducing the per share net asset value of the Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of a portion of the purchase price, are subject to income taxes as set forth in the Prospectus.

	Massachusetts Business Trust

	The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


APPENDIX -- DESCRIPTION OF RATINGS AND U.S. GOVERNMENT SECURITIES

I.	Description of Commercial Paper Ratings

	Description of Moody's highest commercial paper rating:
Prime-1 ("P-1") --judged to be of the best quality. Issuers rated P-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

	Description of S&P highest commercial papers ratings: A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is either overwhelming or very strong.

	Description of Bond Ratings

	The following summarizes the ratings used by S&P for corporate and municipal debt:

AAA	-	Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

   AA	-	Debt rated AA has a very strong capacity to pay
interest and repay principal and differs from the highest rated issues only in a small degree.

     A	-	Debt rated A has a strong capacity to pay
interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	-	Debt rated BBB is regarded as having an adequate
capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

	Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

	The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa	-	Bonds that are rated Aaa are judged to be of the best
quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa	-	Bonds that are rated Aa are judged to be of high
quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A	-	Bonds that are rated A possess many favorable
investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	-	Bonds that are rated Baa are considered medium grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Those bonds in the Aa, A and Baa categories which Moody's believes possess the strongest investment attributes, within those categories are designated by the symbols Aa1, A1 and Baa1, respectively.

II.	Description of U.S. Government Securities and Certain Other
Securities

	The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States
Government, and by various instrumentalities which have been established or sponsored by the United States Government.

	U.S. Treasury securities are backed by the "full faith and credit" of the United States Government. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

	Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration,
Maritime Administration, Small Business Administration and The
Tennessee Valley Authority.

	An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

* Board Members Pilloud, Demole and Somers are "interested persons" of the Trust as defined in the 1940 Act.


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